UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.

On October 4, 2011, representatives of Apartment Investment and Management Company (“Aimco”), including Miles Cortez, Executive Vice President and Chief Administrative Officer, Keith Kimmel, Executive Vice President, Property Operations, and Dan Matula, Executive Vice President, Redevelopment and Construction Services, will conduct a tour of several Aimco properties in Los Angeles, California. During the tour, Aimco representatives will distribute the attached presentation. The presentation is furnished herewith as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Aimco Los Angeles Property Tour Presentation – October 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 4, 2011

APARTMENT INVESTMENT AND
MANAGEMENT COMPANY

/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief
Financial Officer